Leases (Tables)	3 Months Ended
Mar. 31, 2026
Presentation of leases for lessee [abstract]
Summary of Timing of Future Cash Payments of Lease Liabilities based on Contractual Undiscounted Cash Flows

The table below summarizes the timing of future cash payments of the Group’s lease liabilities based on contractual undiscounted cash flows as of March 31, 2026. The table below excludes amounts for executed lease agreements not yet commenced as of March 31, 2026, for underlying assets which the Group had not yet obtained the right to control the use.

March 31, 2026
(in USD and thousands)
3 months or less	$8,045
4 to 12 months	35,501
1 to 5 years	141,265
Over 5 years	217,497
Total	$402,308